Sales Leaseback	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
SALES LEASEBACK

  Note 14 — SALES LEASEBACK

On November 9, 2017, the Group entered into a sale leaseback agreement (the "Agreement") with Zhongli International Leasing Co., Ltd ("Zhongli"). Pursuant to the Agreement, the Group sold certain machinery purchased during the year to Zhongli for approximately $691,520 (RMB 4.5 million). The Group then leased back the machinery from Zhongli for 48 months with specified monthly payments over the lease term. The Group has a bargain purchase option at a price of Nil to buyback this equipment by the end of the lease term. All these machines are currently being used by the Group for its production purposes. The Group concluded this transaction does not qualify for sale-leaseback accounting and shall record under the lease financing method. Under the lease financing method, the assets remain on the Group's consolidated balance sheet and the proceeds from the transactions are recorded as a financing liability. The minimum payments of the lease term has 35 months from December 17, 2017 to November 17, 2021. For the years ended December 31, 2019 and 2018, the lease payments balance are as follows:

Total lease payment as of January 1, 2018	$590,865
Less: foreign exchange effect	(32,634)
Less: payments during the year	(168,589)
Other loan balance as of December 31, 2018	389,642
Less: foreign exchange effect	(3,249)
Less: payments during the year	(175,093)
Loan balance as of December 31, 2019	211,300
Less: loan payable – current portion	(156,574)
Loan payable – long term portion as of December 31, 2019	$54,726

According to the agreement, future obligations for payments of the above lease agreement are as below:

Twelve months ended December 31,	Amount
2020	$156,574
2021	54,726
Total	$211,300

Interest expense incurred for the year ended December 31, 2019, 2018 and 2017 amounted to $52,118, $85,186 and $8,223, respectively.